UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 27, 2018

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36400 (Commission File Number)	46-5292553 (IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective February 27, 2018, the Board of Directors of Ashford Inc. (the “Company”) adopted and approved the Second Amended and Restated Bylaws of the Company (as amended from time to time, the “Bylaws”) to add a new Article VI, Section 10, which provides that except where a private right of action at a lower threshold than that required by the Bylaws is expressly authorized by applicable statute, a current or prior stockholder or a group of stockholders (“collectively, a “Claiming Stockholder”) may not initiate a claim in a court of law on behalf of the Company and/or any class of current and/or prior stockholders against the Company and/or any director and/or officer of the Company in his or her official capacity, unless in either case the Claiming Stockholder, no later than the date on which the claim is asserted, delivers to the Secretary of the Company written consents by stockholders of record beneficially owning at least 3% of the outstanding shares of common stock of the Company as of (a) the date on which such claim was discovered (or should have been discovered) by such Claiming Stockholder or (b) if on behalf of a class consisting only of prior stockholders, the last date on which a stockholder must have held stock to be included in such class.  The consents shall include (1) the name and address of each stockholder or each member of the group of stockholders constituting the Claiming Stockholder, (2) evidence of ownership of the requisite number of shares of common stock of the Company by the Claiming Stockholder and (3) a detailed summary of the nature of the claim asserted by the Claiming Stockholder.

The new provision of the Bylaws will be submitted to an advisory vote of the stockholders at the Company’s 2018 Annual Meeting of Stockholders with the intent that the new provision will be rescinded if not approved by a majority of the votes cast.

The foregoing summary is qualified in its entirety by reference to the Company’s Bylaws, as amended from time to time, filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws of Ashford Inc., dated as of February 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2018

ASHFORD INC.

	By:	/s/ David A. Brooks
David A. Brooks
General Counsel and Secretary